UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
March 29, 2016
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On March 29, 2016, Steadfast Apartment REIT, Inc. (the “Company”) issued an earnings release announcing its financial results for the year ended December 31, 2015. A copy of the earnings release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including the related information set forth in the earnings release attached hereto as Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01 Other Events.

Acquisition of Fielder’s Creek Apartments
On March 23, 2016, the Company, through STAR Fielders Creek, LLC (“STAR Fielders Creek”), an indirect, wholly-owned subsidiary of the Company, acquired from a third-party seller a fee simple interest in a 217-unit multifamily residential community located in Englewood, Colorado, commonly known as Fielder’s Creek Apartments (the “Fielder’s Creek Property”). STAR Fielders Creek acquired the Fielder’s Creek Property for an aggregate purchase price of $32,400,000, excluding closing costs. STAR Fielders Creek funded the payment of the purchase price for the Fielder’s Creek Property with proceeds from the Company’s public offering.
Determination of the Company’s Estimated Value Per Share
On March 24, 2016, the Company’s board of directors determined an estimated value per share of its common stock of $14.46 as of December 31, 2015 (the “Estimated Value”). The Estimated Value was determined by the Company’s board of directors after independent third-party valuation firms conducted valuation analyses on the Company’s property portfolio plus cash and other assets less liabilities, divided by the number of shares of outstanding common stock, all as of December 31, 2015. For more information on the determination of the Estimated Value, see the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2016.

Termination of the Company’s Public Offering
On March 24, 2016, the Company terminated its public offering (the “Public Offering”) of $1,100,000,000 in shares of common stock, $1,000,000,000 of which was being offered to the public in the Company’s primary offering, and $100,000,000 of which was being offered pursuant to the Company’s distribution reinvestment plan. As of March 23, 2016, the Company had received and accepted investors’ subscriptions for and issued 46,327,459 shares of the Company’s common stock in the Public Offering, resulting in gross offering proceeds of $690,909,484. The Company continues to offer shares pursuant to its distribution reinvestment plan; effective May 1, 2016, the price for shares issued pursuant to the Company’s distribution reinvestment plan will increase to $14.46 per share based on the Estimated Value discussed above.

On March 29, 2016, the Company distributed a press release announcing the completion of the acquisition of the Fielder’s Creek Property. The Company also issued a separate press release announcing the determination of the Company’s Estimated Value and the termination of the Public Offering. The full text of the press releases are attached as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01.

The information furnished under Item 8.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibits	Description

99.1	Earnings Release, dated March 29, 2016

99.2	Press Release regarding the Acquisition of the Fielder’s Creek Property, dated March 29, 2016

99.3	Press Release regarding the Determination of the Estimated Value Per Share and the Termination of the Offering, dated March 29, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	March 29, 2016	By:	/s/ Kevin Keating
Kevin Keating
Treasurer

EXHIBIT INDEX

Exhibits	Description

99.1	Earnings Release, dated March 29, 2016

99.2	Press Release regarding the Acquisition of the Fielder’s Creek Property, dated March 29, 2016

99.3	Press Release regarding the Determination of the Estimated Value Per Share and the Termination of the Offering, dated March 29, 2016